SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): January 20, 2004


                             LASERSIGHT INCORPORATED
                             -----------------------
              Exact name of registrant as specified in its charter


                                    Delaware
                                    --------
                  State or other jurisdiction of incorporation



                0-19671                                 65-0273162
                -------                                 ----------
         Commission File Number                       I.R.S. Employer
                                                     Identification No.


                 6848 Stapoint Court, Winter Park, Florida 32792
                 -----------------------------------------------
                     Address of Principal Executive offices


       Registrant's telephone number, including area code: (407) 678-9900
                                                           --------------

Item 7.  Financial Statements and Exhibits.

         (c)Exhibits

            Exhibit 99.1 - Monthly  Operating  Report for the period December 1,
                           2003, through December 31, 2003

            Exhibit 99.2 - Monthly  Operating  Report for the period  January 1,
                           2004, through January 31, 2004

            Exhibit 99.3 - Monthly  Operating Report for the period September 5,
                           2003, through September 30, 2003

            Exhibit 99.4 - Monthly  Operating  Report for the period  October 1,
                           2003, through October 31, 2003

            Exhibit 99.5 - Monthly Operating reporting for the period November 1, 2003, through November 30, 2003




Item 9.  Regulation FD Disclosure.

On January 20, 2004, the Company filed its monthly operating report for the period December 1, 2003, through December 31, 2003, and on February 23, 2004, the Company filed its monthly operating report for the period January 1, 2004 through January 31, 2004 (the "Operating Reports"). The Operating Reports were filed with the U.S. Bankruptcy Court for the Middle District of Florida - Orlando Division - (the "Bankruptcy Court"). Copies of the Operating Reports are attached as exhibits to this filing.

                    Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information in this
Item 9 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. The information set forth in this Item 9 will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

           Cautionary Statement Regarding Financial and Operating Data

The Company cautions readers not to place reliance upon information contained in the Operating Reports. The Operating Reports contain financial statements and other financial information that have not been audited or reviewed by independent accountants and may be subject to future reconciliation and adjustments. The Operating Reports are in a format prescribed by applicable bankruptcy laws and should not be used for investment purposes. There can be no assurance that the Operating Reports are complete. The Operating Reports contain information for periods different from those required in the Company's reports pursuant to the Exchange Act, and that information might not be indicative of the Company's financial condition or operating results for the period that would be reflected in the Company's financial statements or in its reports pursuant to the Exchange Act. Results set forth in the Operating Reports should not be viewed as indicative of future results. The Company also cautions readers to read the Cautionary Statement contained as part of the Operating Reports.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     LASERSIGHT INCORPORATED


Date:  March 5, 2004                 By:   /s/ Danghui ("David") Liu
                                           --------------------------
                                           Danghui ("David") Liu
                                           Interim Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit
Number

99.1 Monthly Operating Report for the period December 1, 2003, through December 31,2003

99.2 Monthly Operating Report for the period January 1,2004, through January 31,2004

99.3 Monthly Operating Report for the period September 5,2003, through September 30,2003

99.4 Monthly Operating Report for the period October 1,2003, through October 30,2003

99.5 Monthly Operating Report for the period November 1, 2003 through November 30,2003